UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2019

SENMIAO TECHNOLOGY LIMITED
(Exact name of registrant as specified in its charter)

Nevada	001-38426	35-2600898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16F, Shihao Square, Middle Jiannan Blvd. High-Tech Zone, Chengdu Sichuan, People’s Republic of China	610000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 28 61554399

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AIHS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

Annual Meeting of Stockholders

The Board of Directors (the “Board”) of Senmiao Technology Limited, a Nevada corporation (the “Company”), has established Thursday, December 12, 2019 as the date for the next Annual Meeting of Stockholders of the Company (the “Annual Meeting”). The Board also established the close of business on October 15, 2019 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. The time and location of the Annual Meeting will be set forth in the Company’s proxy statement for the Annual Meeting, to be filed prior to the Annual Meeting with the U.S. Securities and Exchange Commission (“SEC”).

Stockholder Nomination of Director

Because the Annual Meeting will be held more than 30 days from the anniversary date of the Company’s last annual meeting of stockholders, the deadline for stockholder nomination of director for consideration at the Annual Meeting set forth in the Company’s definitive proxy statement filed with the SEC on September 28, 2018 no longer applies. If a stockholder of the Company intends to nominate a person for election to the Board at the Annual Meeting, the deadline for submitting the notice of such nomination, including any notice on Schedule 14N, is the close of business on October 28, 2019, one day prior to the anticipated mailing date of the proxy statement for the Annual Meeting. Any notice should be delivered to Senmiao Technology Limited, 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000, Attention: Corporate Secretary. Any stockholder director nomination must also comply with the requirements of Nevada law, the rules and regulations promulgated by the SEC and the Company’s Bylaws, as applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2019	SENMIAO TECHNOLOGY LIMITED

	By:	/s/ Xi Wen
	Name:	Xi Wen
	Title:	Chief Executive Officer

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